Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

May 14, 2004

In connection with the Large Scale Biology Corporation Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald J. Artale, certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Large Scale Biology Corporation for the fiscal periods covered by the Report.

By:	/s/ Ronald J. Artale

Ronald J. Artale Senior Vice President, Chief Operating Officer and Chief Financial Officer Large Scale Biology Corporation